NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated October 20, 2020
to the Statement of Additional Information dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the SAI is amended as follows:

1.
The second paragraph under the section entitled “Master Funds Trust” under the heading “Purchases, Redemptions and Pricing of Shares” on page 72 of the SAI is deleted in its entirety and replaced with the following:

The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the Exchange, normally 4 p.m. Eastern Time, each day the Exchange is open. If the Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. Eastern Time, the net asset value of each Master Fund will be determined at approximately the time the Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the Exchange but are as of a later time (up to approximately 4 p.m. Eastern Time), for example because the market remains open after the close of the Exchange, those later market quotations and prices will be used in determining each Master Fund’s net asset value. Orders in good order received after the Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The Exchange is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of a Master Fund has a separately calculated net asset value (and share price). The Master Fund’s investment adviser delivers the net asset value every day it is calculated to each insurance company that offers such Master Fund as an underlying investment to its variable contracts by, for example, email, direct electronic transmission or facsimile or through the systems of the National Securities Clearing Corporation.

2.	All references to, and information regarding, Claudia P. Huntington in the SAI are deleted in their entirety.
3.
The portion of the table relating solely to the Growth Fund under the section entitled “Portfolio Manager fund holdings and management of other accounts” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager or Investment Professional Manages (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager or Investment Professional Manages (Assets of PIVs in Billions)[1]		Number of Other Accounts for which Portfolio Manager or Investment Professional Manages (Assets of Other Accounts in Billions)[1,2]
Growth Fund
Dylan Yolles[3]	3	$149.1	1	$0.17	None
Paul Benjamin	2	$269.2	2	$0.26	None
Mark L. Casey	3	$437.9	3	$0.68	None
Anne-Marie Peterson	1	$200.8	1	$0.11	None

Andraz Razen	3	$346.9	3	$6.97	None
Alan J. Wilson	3	$490.1	3	$0.67	None
[1]
Indicates other RICs, PIVs or other accounts managed by Capital Research Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or account has an advisory fee that is based on performance of the RIC, PIV or account.

[2]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[3]	Information is as of October 1, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE